UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 12, 2004

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-22853
(Commission file number)

76-0526032
(I.R.S. Employer Identification No.)

4400 Post Oak Parkway, Suite 1170, Houston, Texas (Address of principal executive offices)	77027 (Zip Code)

(713) 963-9522
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

(Exhibit Index located on Page 3)

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ITEM 5. Other Events and Regulation FD Disclosure

     GulfMark Offshore, Inc. is filing this current report on Form 8-K to file as Exhibit 99.1 portions of its preliminary offering memorandum dated July 9, 2004 relating to its intent to offer $155,000,000 aggregate principal amount of Senior Notes due 2014.

ITEM 7. Financial Statements and Exhibits

     The following exhibit is filed with this report:

Exhibit No.	Description
99.1	Portions of GulfMark Offshore, Inc.’s Preliminary Offering Memorandum dated July 9, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 12, 2004

GulfMark Offshore, Inc. (Registrant)
By:	/s/ Edward A. Guthrie
Executive Vice President and
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
99.1	Portions of GulfMark Offshore, Inc.’s Preliminary Offering Memorandum dated July 9, 2004.

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